SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: April 8, 2003
---------------------------------
(Date of earliest event reported)

                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

North Carolina                     333-83930                     56-1643598
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(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

301 South College Street, Charlotte, North Carolina                   28288-0166
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     (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (704) 374-6161

ITEM 5. OTHER EVENTS.

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Nomura Securities International, Inc. which are hereby filed pursuant to the Kidder Letter.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------
      (99)                              Computational Materials prepared by
                                        Nomura Securities International, Inc. in connection with Wachovia Commercial
                                        Mortgage Securities, Inc., Commercial
                                        Mortgage Pass-Through Certificates,
                                        Series 2003-C4

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        WACHOVIA COMMERCIAL MORTGAGE
                                            SECURITIES, INC.


                                        By: /s/ William J. Cohane
                                            ------------------------------------
                                            Name:  William J. Cohane
                                            Title: Vice President

Date: April 8, 2003

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

   (99)           Computational Materials prepared by Nomura            P
                  Securities International, Inc. in
                  connection with Wachovia Commercial
                  Mortgage Securities, Inc., Commercial
                  Mortgage Pass-Through Certificates, Series
                  2003-C4